Virtus Seix Floating Rate High Income Fund,

a series of Virtus Asset Trust

Supplement dated August 14, 2019 to the Prospectuses dated April 30, 2019, as supplemented

Important Notice To Investors

Effective August 30, 2019, Eric Guevara will be added as portfolio manager of Virtus Seix Floating Rate High Income Fund (the “Fund”).

The following disclosure will be added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:

>	Eric Guevara, Portfolio Manager and Senior Leveraged Loan Trader of Seix, has co- managed the fund since August 2019.

In the section “Portfolio Management” on pages 136 and 137 of the statutory prospectus, the table under the subheading “Seix” will be amended for the Fund with the following:

Virtus Seix Floating Rate High Income Fund	Vincent Flanagan (since 2011) George Goudelias (since 2006) (Lead Portfolio Manager) Eric Guevara (since August 2019)

The portfolio manager biographies under the referenced table will be amended by adding the following information for Mr. Guevara:

Eric Guevara. Mr. Guevara joined Seix Investment Advisors in 2000 and serves as a Portfolio Manager and Senior Leveraged Loan Trader. Mr. Guevara began his career as a trade flow administrator and gained experience as a junior trader in the investment grade group before moving into his current position in the leveraged loan group in 2006. He has worked in investment management since 2000.

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks will remain unchanged.

Investors should retain this supplement for future reference.

VAT 8622/SeixPMChanges (8/2019)

Virtus Seix Floating Rate High Income Fund,

a series of Virtus Asset Trust

Supplement dated August 14, 2019 to the Prospectuses dated April 30, 2019, as supplemented

Important Notice to Investors

Effective August 30, 2019, Eric Guevara will be added as portfolio manager of Virtus Seix Floating Rate High Income Fund (the “Fund”).The resulting disclosure changes to the Fund’s SAI are described below.

The disclosure in the table under “Portfolio Managers” beginning on page 103 of the SAI will be amended by adding Mr. Guevara as a Portfolio Manager of the Fund.

The “Other Accounts Managed (No Performance-Based Fees)” table beginning on page 106 of the SAI will be amended by adding a row for Mr. Guevara with the following information and an associated footnote:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Eric Guevara*	0	N/A	0	N/A	0	N/A

*As of June 30, 2019.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 108 of the SAI will be amended by adding a row showing the following information for Mr. Guevara and an associated footnote:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Value of Financial Exposure Through Similar Strategies	Total Ownership/Financial Exposure
Eric Guevara*	Seix Floating Rate High Income Fund – None	None	None

*As of June 30, 2019.

Investors should retain this supplement with the SAI for future reference.

VAT 8622B/SeixPMChanges (8/2019)